SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 13, 2004

GENOME THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Beaver Street

Waltham, Massachusetts 02453

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On April 13, 2004, Genome Therapeutics Corp. issued a press release announcing that its shareholders had approved an amendment to the Company’s Articles of Incorporation to change its name to “Oscient Pharmaceuticals Corporation.” A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1	Press Release issued by Genome Therapeutics Corp. on April 13, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOME THERAPEUTICS CORP.

By:	/s/ Stephen Cohen
Name:	Stephen Cohen
Title:	Senior Vice President and Chief Financial Officer

Date: April 13, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Genome Therapeutics Corp. on April 13, 2004.

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